UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2015

Empowered Products, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-165917	27-0579647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3367 West Oquendo Road, Las Vegas, Nevada 89118

(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code 800-929-0407

________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

On April 22, 2015, the board of directors of Empowered Products, Inc., a Nevada corporation (the “Company”), unanimously voted in favor of pursuing voluntary deregistration of the Company’s common stock from the Securities Exchange Act of 1934, as amended. The Company intends to file a Form 15 on or about April 30, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Empowered Products, Inc.
Date: April 27, 2015
	By:	/s/ Scott Fraser
	Name: Title:	Scott Fraser Chief Executive Officer and Chairman of the Board

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